Fourth Quarter 2018 Earnings Conference Call February 27, 2019

ThisSafe presentation includesHarbor statements that are Statement forward-looking statements made pursuant to the safe harbor provisions of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding 2019 earnings guidance (including the anticipated impact of ASU 2016-01); statements regarding the impact of the Tax Cuts and Jobs Act of 2017 (the “TCJA”); statements regarding current regulatory filings and anticipated regulatory filings; statements regarding expected capital expenditures; statements regarding expected dividends; and statements regarding the adequacy of our liquidity to meet cash requirements. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those expressed in forward- looking statements is contained in El Paso Electric Company’s (“EE” or the “Company”) most recently filed periodic reports and in other filings made by EE with the U.S. Securities and Exchange Commission (the "SEC"), and include, but is not limited to:  The impact of the TCJA and other U.S. tax reform legislation  Increased prices for fuel and purchased power and the possibility that regulators may not permit EE to pass through all such increased costs to customers or to recover previously incurred fuel costs in rates  Full and timely recovery of capital investments and operating costs through rates in Texas and New Mexico, and at the Federal Energy Regulatory Commission (“FERC”)  Uncertainties and instability in the general economy and the resulting impact on EE’s sales and profitability  Changes in customers’ demand for electricity as a result of energy efficiency initiatives and emerging competing services and technologies, including distributed generation  Unanticipated increased costs associated with scheduled and unscheduled outages of generating plant  Unanticipated maintenance, repair, or replacement costs for generation, transmission, or distribution facilities and the recovery of proceeds from insurance policies providing coverage for such costs  The size of our construction program, the receipt of necessary permits and approvals and our ability to complete construction on budget and on time  Potential delays in our construction and resource contracting schedule due to legal challenges or other reasons  Costs at Palo Verde  Decisions and actions of the Company’s regulators and the resulting impact on EE’s cost of capital, sales, and profitability  Deregulation and competition in the electric utility industry  Possible increased costs of compliance with environmental or other laws, regulations and policies  Possible income tax and interest payments as a result of audit adjustments proposed by the Internal Revenue Service or state taxing authorities  Uncertainties and instability in the financial markets and the resulting impact on EE’s ability to access the capital and credit markets  Actions by credit rating agencies  Possible physical or cyber-attacks, intrusions or other catastrophic events  The U.S. Government shutdown and the resulting impact on EE’s sales and profitability  Other factors of which we are currently unaware or deem immaterial EE’s filings are available from the SEC or may be obtained through EE’s website, http://www.epelectric.com. Any such forward-looking statement is qualified by reference to these risks and factors. EE cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward- looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this presentation, and EE does not undertake to update any forward-looking statement contained herein. 2

Use of Non-GAAP Financial Measures  As required by a recent accounting standard, changes in the fair value of equity securities are now recognized in EE’s Statements of Operations. The adoption of this standard added the potential for significant volatility to the reported results of operations as changes in the fair value of equity securities may occur.  Accordingly, in addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), EE has provided adjusted net income and adjusted basic earnings per share, both of which are Non-GAAP financial measures. Management believes that providing this additional information is useful to investors in understanding EE’s core operating performance because each measure removes the effects of variances that are not indicative of fundamental changes in the earnings capacity of EE. Adjusted net income and adjusted basic earnings per share are calculated by excluding the impact of changes in fair value from EE’s equity securities and realized gains (losses) from the sale of both equity and fixed income securities.  Adjusted net income and adjusted basic earnings per share are not measures of financial performance under GAAP and should not be considered as an alternative to net income and earnings per share, respectively. Further, EE’s presentation of any non- GAAP financial measure may not be comparable to similarly titled measures used by other companies. Please refer to slide 20 of this presentation for a reconciliation of adjusted net income and adjusted basic earnings per share to the most directly comparable financial measures, net income (loss) and earnings (loss) per share, respectively, prepared in accordance with GAAP. 3

2018 Accomplishments  Operational  Announced the results of the competitive 2017 All-Source Request for Proposals (“RFP”)  Continued engaging regional stakeholders on smart community initiatives, including Advanced Meter Infrastructure (“AMI”)  Implemented a comprehensive program to better evaluate and improve the generation fleet reliability, intended to reduce O&M costs over the long-term  Achieved new MWH sales record in 2018  Holloman Air Force Base Solar Project became commercially operational  Filed for expansion of the Texas Community Solar Program (2 MW)  Filed for New Mexico Community Solar Facility (2 MW) 4

2018 Accomplishments (cont.)  Sustainability  Released first Corporate Sustainability Report  Received 2018 ENERGY STAR Partner of the Year Award  Awarded first ever Community Partner Award from the El Paso Neighborhood Association Coalition  Achieved highest customer service ratings since 2009  Financial  In Q2 2018, the Board of Directors approved a 7.5% increase to the quarterly dividend to $0.36 per share from $0.335 per share  In June 2018, issued $125 million of 4.22% senior notes due August 15, 2028, and guaranteed the issuance by Rio Grande Resources Trust of $65 million of 4.07% senior notes due August 15, 2025  In September 2018, entered into a $350 million amended and restated credit agreement  Reduced the Texas fixed fuel factor by 34.1% over the course of 2018  Adjusted earnings came in at the upper end of our 2018 Non-GAAP guidance range 5

Q4 and YTD Financial Results  GAAP – Q4 2018 net loss of $15.3 million (or $0.38 per basic share), compared to Q4 2017 net income of $6.5 million (or $0.16 per basic share)  GAAP – 2018 YTD net income of $84.3 million (or $2.07 per basic share), compared to 2017 YTD net income of $98.3 million (or $2.42 per basic share)  Non-GAAP – Q4 2018 adjusted net income of $2.8 million (or $0.07 per adjusted basic share), compared to Q4 2017 adjusted net income of $5.3 million (or $0.13 per adjusted basic share)(1)  Non-GAAP – 2018 YTD adjusted net income of $94.7 million (or $2.33 per adjusted basic share), compared to 2017 YTD adjusted net income of $89.8 million (or $2.21 per adjusted basic share)(1) (1) Adjusted net income and adjusted basic earnings per share are Non-GAAP financial measures that reflect net income (loss) and basic earnings (loss) per share, respectively (the most comparable GAAP financial measures) adjusted to exclude the impact of changes in fair value of EE’s equity securities and realized gains (losses) from the sale of both equity and fixed income securities held in the nuclear decommissioning trust funds. Refer to slide 20 for a reconciliation of adjusted net income and adjusted basic earnings per share (Non-GAAP) to net income (loss) and basic earnings (loss) per share, respectively (the comparable GAAP financial measure). 6

2019 Objectives  Regulatory  In Texas, obtain approvals for transmission and distribution cost recovery factors (“TCRF”) & (“DCRF”) in second half of 2019  Seek regulatory approvals for the resource additions selected in the RFP process in second half of 2019  File the New Mexico general rate case with the New Mexico Public Regulation Commission (“NMPRC”) by July 31, 2019  Obtain approval for the expansion of the Texas Community Solar Program (2 MW)  File Federal Energy Regulatory Commission general rate case in 2019  Seek legislative clarification for AMI in Texas during the first half of 2019 and develop a business case to seek regulatory approvals in Texas and New Mexico 7

2019 Objectives (cont.)  Financial  Issue common stock equity to maintain a balanced capital structure  Purchase the Maricopa 7.25% Series A and B Pollution Control Bonds (“PCBs”) and refinance in Q2 2019 (1)  Optimize O&M costs  Sustainability  Continue to commit to safety as a core value  Establish long-term carbon reduction goals  Complete a demand response pilot program in 2019 so we can implement a permanent program in 2020  Partner with customers on dedicated resources, including renewable resources  Collaboratively reach a new collective bargaining agreement  Improve customer engagement (1) On February 1, 2019, EE purchased in lieu of redemption the $63.5 million 2009 Series A 7.25% PCBs. On April 1, 2019, EE plans to purchase in lieu of redemption the $37.1 million 2009 Series B 7.25% PCBs. In Q2 2019, EE plans to remarket the Maricopa PCBs or issue replacement debt of equal value. 8

Annual Historical MWH Sales  MWH retail sales continue to trend upwards  EE has set a new record for MWH sales in 19 out of the last 20 years  MWH retail sales have grown by approximately 40% since 1998 MWH’s (000s) 8,000 7,000 6,000 5,000 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 9

Anticipated Timeline for New Generating Resources



Announced RFP results (1)
Seek Regulatory Approvals
Additional 276 MW of peak generating capacity
Q2 2017
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
2020
2021
Q2 2022
Q3 2022
Q2 2023
Q3 2023
Issued All-Source RFP
Contract negotiations and execution (2)
Additional 100 MW of peak generating capacity

- May purchase 50 to 150 MW of wind and solar generated power for fuel diversity and energy cost savings

(1) The winning bids include the expected Power Purchase Agreements ("PPAs") of 200 MW of utility scale solar resources, 100 MW of battery storage, and the construction of a 226 MW natural gas combustion turbine generating unit at the Company's Newman Power Station for an expected cost of approximately $143 million

(2) Selected proposals are subject to the execution of contracts following negotiations with the winning bidders, obtaining the applicable environmental and construction related permits, and obtaining the necessary approvals from the Public Utility Commission of Texas ("PUCT") and the NMPRC

10

El Paso Electric

2019 Texas Cost Recovery Factor Filings TCRF Transmission infrastructure not (1) (2) included in rates Filed on January 25th, Anticipate obtaining (Oct 1, 2016 – Sept 30, 2018) PUCT Docket No. 49148 approvals Q3 Q4 Q3 Q4 Q1 Q2 Q3 Q4 2016 2016 2017 2018 2018 2019 2019 2019 2019 Distribution infrastructure not Plan to file with PUCT Anticipate obtaining (2) included in rates in late March 2019 approvals (Oct 1, 2016 – Dec 31, 2018) DCRF (1) Under PUCT Docket No. 49148, seeking to recover $8.2 million for transmission infrastructure investments. (2) First time EE has filed for TCRF and DCRF approvals, so timing is subject to change. 11

Q4 and YTD 2018 Key Earnings Drivers EPS Q4 2018 December 31, 2017 (GAAP) $ 0.16 $ 2.42 Changes In: $2.42 Investment and interest income, $2.33 $ (0.47) $ (0.46) NDT $2.21 Retail non-fuel base revenues $ (0.18) $ (0.01) $2.07 Depreciation and amortization $ (0.01) $ (0.11) Effective tax rate, other $ (0.01) $ 0.41 Palo Verde O&M expenses $ 0.05 $ 0.06 O&M expenses at fossil-fuel $ 0.02 $ (0.06) generating plants Palo Verde performance rewards, $ - $ (0.10) net Other $ 0.06 $ (0.08) December 31, 2018 (GAAP) $ (0.38) $ 2.07 Investment & Int Income, NDT, net of $ 0.45 $ 0.26 taxes 2017 2018 2017 2018 (GAAP) (GAAP) (non- (non- December 31, 2018 (non-GAAP) $ 0.07 $ 2.33 GAAP) GAAP) 12

YTD Customers and Retail Sales Average No. Percent Percent of Retail MWH Change (1) Change (1) Customers Residential 374,138 1.7% 2,988,695 5.9% C&I Small 42,349 0.9% 2,431,920 0.9% C&I Large 48 - 1,050,834 0.5% Public Authorities 5,746 3.9% 1,563,227 (0.1)% Total Retail 422,281 1.6% 8,034,676 2.4% Cooling Degree Days 3,174 8.8% Heating Degree Days 1,937 27.3% (1) Percent change expressed as change in 2018 from 2017 13

Historical Weather Analysis Calendar Year HDDs & CDDs 3,400 3,141 3,174 10-YR CDD 2,917 Average – 2,863 2,738 2,876 2,839 2,811 2,900 2,768 2,695 2,671 2,402 2,426 2,400 2,273 2,144 2,095 10-YR HDD 2,009 1,900 1,851 1,937 Average – 2,056 1,900 1,522 1,400 900 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 HDDs CDDs 10-YR CDD Avg 10-YR HDD Avg Calendar Year 2018 CDDs Calendar Year 2018 HDDs • 10.9% Above 10-YR Average • 5.8% Below 10-YR Average • 8.8% Above 2017 • 27.3% Above 2017 14

Capital Requirements and Liquidity  On December 31, 2018, EE had liquidity of $313.6 million, including cash and cash equivalents of $12.9 million and unused capacity under the revolving credit facility  Expended $240.0 million for new electric utility plant for the twelve months ended December 31, 2018  Capital expenditures for utility plant in 2019 are expected to be approximately $249 million  For the twelve months ended December 31, 2018, credited approximately $28.2 million to customers for the reduction in the federal corporate income tax rate  Paid $57.5 million in cash dividends during the twelve months ended December 31, 2018  On January 31, 2019, the Board approved a quarterly cash dividend of $0.36 per share of common stock payable on March 29, 2019 to shareholders of record as of the close of business on March 15, 2019 15

Five Year Cash Capital Expenditures

(millions)

Estimated Costs of ~ $1.3 billion



$300
$200
$100
$0
$249mm
$224mm
$266mm
$278mm
$279mm
34.2
90.3
25.3
99.2
39.8
89.1
24.5
70.8
35.6
110.7
23.9
95.8
25.5
116.7
43.8
92.2
25.6
111.2
49.9
91.7
2019E
2020E
2021E
2022E
2023E
Generation(1)(2)
Transmission(3)
Distribution(3)(4)
General

(1) Includes the construction of a 226 MW natural gas combustion turbine generating unit at the Company's Newman Power Station with an anticipated operational date of 2023 at an expected cost of $143 million.

(2) Excludes PPAs for 200 MW of utility scale solar resources and 100 MW of battery storage.

(3) In the 2017 Texas rate case, EE established baseline revenue requirements for transmission and distribution investment costs. The first filings for recovery of T&D investments occurred on January 25, 2019 for the TCRF and is anticipated to occur in late March for the DCRF.

(4) Estimates reflect approximately $85 million of initial project costs for AMI, including deployment of the back-office systems and meters. Legislative proposals regarding the clarification of the regulatory process to implement AMI are anticipated during the Texas legislative session that convened in January 2019. With legislative clarification, EE would then have the opportunity to request regulatory approval for the deployment of AMI. Estimates are subject to change based on legislative and regulatory approvals.

The Electric Company® El Paso Electric

16

2019 Earnings Guidance  EE is initiating guidance:  GAAP earnings guidance range of $2.25 - $2.80 per basic share  Non-GAAP earnings guidance range of $2.10 - $2.45 per basic share GAAP Non - GAAP $2.80 $2.33 $2.45 $2.25 $2.07 $2.10 2018 Basic EPS Actual 2019 Basic EPS 2018 Adjusted Basic 2019 Adjusted Basic Guidance EPS Actual EPS Guidance Guidance assumes normal operations and considers significant variables that may impact earnings, such as weather, expenses, capital expenditures, nuclear decommissioning trust gains/losses, and the recovery of transmission and distribution costs in Texas. The mid-point of the guidance range assumes 10-year average weather (cooling and heating degree days) for the year. The GAAP guidance range includes $6.3 million or $0.15 per share to $14.8 million or $0.35 per share, after-tax, of unrealized gains (losses) on equity securities and realized gains (losses) from the sale of both equity and fixed income securities from the Palo Verde decommissioning trust funds. 17

APPENDIX 18

Projected Rate Base and CWIP

Pro forma Rate Base Balances ($ in millions)

		YE 2019	YE 2020	YE 2021	YE 2022
Beginning Rate Base (1)		$ 2,362	$ 2,464	$ 2,533	$ 2,682
Other Plant Additions (2) (3)		228	185	260	227
New Generating Units:					
226 MW Combustion Turbine (4)					163
Depreciation Expense		(101)	(107)	(112)	(117)
Change in Deferred Income Taxes & Other		(25)	(9)	1	(3)
Additions to Other Rate Base		102	69	149	270
Total Rate Base		2,464	2,533	2,682	2,952
NM Palo Verde Unit 3 Rate Base		36	37	37	38
Total Pro forma Rate Base (5)	$2,176 (6)	$2,500	$2,570	$2,719	$2,990
Year End CWIP Balances		$210	$260	$279	$311

	YE 2019	YE 2020	YE 2021	YE 2022
T&D Plant Additions, as included above (2)	90	103	164	143
Depreciation Expense, as included above (2)	(30)	(32)	(34)	(37)
Total	60	71	130	106

(1) Year end balances exclude CWIP.
(2) In Texas, the first filings for recovery of T&D investments occurred on January 25, 2019 for the TCRF and is anticipated to occur in late March for the DCRF.
(3) Excludes the Texas portion of AMI, which is assumed to be collected through a surcharge.
(4) Included in rate base in December 2022 as we anticipate using a Post Test Year Adjustment in Texas.
(5) Represents a pro-forma rate base that is subject to change based on actual rate filings and capital expenditure projections.
(6) Total Company rate base as filed in the 2017 Texas rate case (uses a test year ended September 30, 2016)



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El Paso Electric

Reconciliation of Net Income (GAAP) and Basic EPS (GAAP) to Adjusted Net Income (Non-GAAP) and Adjusted Basic EPS (Non-GAAP)  Financial Instruments – Overall (Topic 825-10) – unrealized gains and losses on equity securities that historically have been recorded through Accumulated Other Comprehensive Income will be immediately recognized in the Statements of Operations.  Upon adoption of this standard, EE recorded as of January 1, 2018 a cumulative effect adjustment to retained earnings of $41 million, net of tax, for the unrealized gains (losses) related to equity securities held in the NDT.  The adoption of this standard added the potential for significant volatility to EE’s reported results of operations as changes in the fair value of equity securities may occur.  Equity investments included in the NDT are significant and are expected to increase significantly during the remaining life (estimated to be 22 to 30 years) of Palo Verde.(1) Accordingly, EE is providing adjusted net income (a Non-GAAP financial measure) and adjusted basic EPS (Non-GAAP), both of which are reconciled below to net income (loss) and basic earnings (loss) per share (the most comparable GAAP financial measures): Three Months Ended Twelve Months Ended December 30, December 30, 2018 2017 2018 2017 (In thousands except for per share data) (In thousands except for per share data) Net Income (loss) (GAAP) $ (15,285) $ 6,500 $ 84,315 $ 98,261 Adjusting items before income tax effects Unrealized losses, net 22,331 - 18,601 - Realized (gains) losses, net 319 (1,504) (5,634) (10,626) Total adjustments before income tax effects 22,650 (1,504) 12,967 (10,626) Income taxes on above adjustments (4,530) 301 (2,593) 2,125 Adjusting items, net of income taxes 18,120 (1,203) 10,374 (8,501) Adjusted net income (non-GAAP) $ 2,835 $ 5,297 $ 94,689 $ 89,760 Basic earnings (loss) per share (GAAP) $ (0.38) $ 0.16 $ 2.07 $ 2.42 Adjusted basic EPS (non-GAAP) $ 0.07 $ 0.13 $ 2.33 $ 2.21 (1) As of December 31, 2018, the EE nuclear decommissioning trust portfolio was comprised of 49% equity securities and had a market value of $276 million. 20